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                                                                    EXHIBIT 99.7


                            FERRELLGAS PARTNERS, L.P.
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is made and entered into by and among Ferrellgas Partners, L. P., a Delaware limited partnership ("Company"), and the holder of Units (as defined herein) whose name appears on the signature pages of this Agreement.

                                    ARTICLE I
                                   DEFINITIONS

         Certain Definitions.  As used in this Agreement:

         1.1 The term "Affiliate" shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with the Company. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by," and "under common control with," shall mean possession, directly or indirectly, of a majority of the outstanding voting securities of such person or entity.

         1.2 The term "Closing Date" shall mean the date of the closing of Investment.

         1.3 The term "Holder" shall mean any party who is a signatory to this Agreement and, at the time of determination of whether such party is a "Holder," holds Units of record.

         1.4 The term "Investment" shall mean the closing of the transactions contemplated by the Unit Purchase Agreement and the Real Property Contribution Agreement dated as of the date hereof between the Company and Billy
D. Prim.

         1.5 The term "SEC" shall mean the Securities and Exchange Commission and any successor agency.

         1.6 The term "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.7 The term "Unit Purchase Agreement" shall mean the Unit Purchase Agreement dated as of the date hereof among the Company and the Holder (the "Unit Purchase Agreement")

         1.8 The term "Units" shall mean common units representing limited partnership interests of the Company.

                                   ARTICLE II
                                  REGISTRATION

         2.1 Required Registration. After the Closing Date, the Company shall prepare and file a registration statement on Form S-3 under the Securities Act covering the offer

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and sale by the Holder of the Units issued in the Investment and shall cause such registration statement to become effective as soon thereafter as is practicable, but in no event later than 90 days after the Closing Date. The Company shall be obligated to prepare, file and cause to become effective only one registration statement (on Form S-3 or any successor form promulgated by the SEC ("Form S-3")) pursuant to this Section 2.1, provided such registration statement remains effective for the entire period mentioned in Section 2.2(a).

         2.2 Registration Procedure. In connection with the registration of the Units under the Securities Act, the Company will:

                  (a) prepare and file with the SEC a registration statement on Form S-3 or any successor form with respect to the offer and sale by the Holder of such securities, and cause such registration statement to become, and use its reasonable best efforts to cause such registration statement to remain, effective for the earlier of one year from the Closing Date or until such time as all the Units issued in the Investment are sold.

                  (b) prepare and file with the SEC as soon as is reasonably practicable such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to permit such Holder to effect the sale of such securities, not to exceed the earlier of one year from the Closing Date or until such time as all the Units in the Investment are sold;

                  (c) furnish to the Holder such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder may reasonably request in order to facilitate the sale of such securities;

                  (d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holder may reasonably request in writing, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified and take all steps necessary to cause the Units to be listed for trading on any securities exchange on which similar Units are listed;

                  (e) notify the Holder promptly after it shall receive notice thereof of the time when such registration statement (and any amendment thereto) has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) as promptly as practicable after becoming aware of such event, notify such Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;


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                  (g)      prepare and file with the SEC, as soon as
         practicable, upon the request of any such Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the offer and sale or other distribution of the Units by such Holder;

                  (h) promptly prepare and file with the SEC and promptly notify such Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make statements therein, in the light of the circumstances in which they were made, not misleading. In such event, the Company shall provide each Holder, as promptly as is reasonably practicable, that number of copies of the prospectus so amended or supplemented as is reasonably required by each Holder;

                  (i) promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose shall immediately notify the Holder thereof and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (j) cooperate with the selling Holder to facilitate the timely preparation and delivery of certificates representing the Units to be sold and not bearing any Securities Act legend; and enable certificates for such Units to be issued for such numbers of Units and registered in such names as the selling Holder may reasonably request at least two business days prior to the sale of such Units;

                  (k) provide Holder and its representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement, subject to all information received by the Holder and its representatives being kept confidential; and

                  (l) provide Holder and its representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC.

         2.3 Expenses. The Company shall bear the following fees, costs and expenses: all registration and filings fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal expenses of the Company, all expenses of complying with the rules of the NASD and the New York Stock Exchange


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and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the Holder, underwriting discounts and commissions and transfer taxes and any other expenses incurred by the Holder not expressly included above, shall be borne by the Holder.

                                  ARTICLE III
                              AGREEMENTS OF HOLDER

         3.1 Certain Agreements by Holder. Each Holder of Units covered by a registration statement hereunder, (1) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2.2(h), shall forthwith discontinue such Holder's disposition of Units pursuant to the registration statement covering such Holder's Units until such Holder receives the copies of the supplemented or amended prospectus contemplated by Section 2.2(h) and (2) if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) then in such Holder's possession of the prospectus covering such Units that was in effect at the time of receipt of such notice.

         3.2 Information. Upon written request by the Company, each Holder shall furnish the Company with information regarding such Holder and intended distribution of such Holder's Units or other securities of the Company included in such registration for the purpose of preparing the registration statement, to the extent that such information is required to comply with applicable legal requirements.

                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 Indemnification by the Company. The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each Holder who is a seller of Units covered by such registration statement, its officers, directors, employees, agent, general or limited partners, each underwriter of such Units (and the directors, officers, employees and agents thereof), and each other person, partnership, trust, corporation, joint venture, unincorporated organization or government or any department or agency thereof ("Person"), if any, who controls such Holder or underwriter within the meaning of the Securities Act (collectively, "Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several, (including reasonable fees and expenses of one counsel representing all Holder Indemnified Parties with respect to each proceeding under which indemnification is sought) and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by
(1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which Units were included as contemplated hereby or the


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omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (3) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse the Holder Indemnified Parties as incurred for any reasonable legal fees and expenses of one counsel representing all Holder Indemnified Parties with respect to each proceeding under which indemnification is sought or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party for use in the preparation thereof.

         4.2 Indemnification by Holder. Each Holder of Units participating in any registration hereunder, severally and not jointly, shall indemnify and hold harmless, to the extent permitted by applicable law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such Holder's consent, which consent shall not be unreasonably withheld) to which any Company Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Holder's Units were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, in the cases described in clauses (1) and (2), that such untrue statement or


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omission is contained in any information furnished by such Holder relating to such Holder expressly for use in the preparation thereof and if the Company does not know, at the time such information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading, or (3) any violation by such Holder of any federal, state or common law, rule or regulation applicable to such Holder and relating to action of or inaction by such Holder in connection with any such registration.

         4.3 Conduct of Indemnification of Proceedings. Promptly after receipt by an indemnified party under Section 4.1 or 4.2 of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Article IV, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under Section 4.1 or 4.2 is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this
Article IV for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (1) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (2) such judgment or settlement includes as an unconditional term thereof the giving by the claimant of plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Article IV.

         4.4 Additional Indemnification. Indemnification similar to that specified in the preceding subsections of this Article IV (with appropriate modifications) shall be given by the Company and each Holder with respect to any required registration or qualification of securities under any state securities or blue sky laws.


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                                   ARTICLE V
                                  MISCELLANEOUS

         5.1 Termination. This Agreement and all rights and objections of the parties hereto under this Agreement (other than obligations under Article IV hereto) shall terminate one year after the Closing Date.

         5.2 Subsequent Holder. Notwithstanding of the foregoing and notwithstanding Section 5.11 hereof, no rights hereunder shall inure to the benefit of, or be exercisable by, any transferee or assignee acquiring Units in a public sale or public distribution.

         5.3 Rule 144 Procedures. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities and Exchange Act of 1934 (as amended, the "1934 Act");

                  (c) furnish to any Holder, so long as the Holder owns any Units, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration; and

                  (d) in connection with any sale, transfer, or other disposition by any Holder of any Units pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Units to be sold and not bearing any Securities Act legend, and enable certificates for such Units to be for such number of Units and registered in such names as the Holder may reasonably request at least two days prior to any such sale of Units, when such request is accompanied by a "will sell" letter from such Seller's broker with reference to compliance with paragraph (g) of Rule 144.


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         5.4      Employee Matters. Each Holder, if an employee of the Company or any of its subsidiaries, acknowledges and agrees that neither the purchase of securities of the Company by such Holder nor the execution of this Agreement by the Company or such Holder or the performance of the Company's or Holder's obligations hereunder creates any obligation whatsoever by Company or any of its subsidiaries to continue such Holder's employment.

         5.5 Notices and Other Communications. All notices, requests and other communications required or permitted to be given to the Company or any Holder in connection herewith (1) must be in writing and (2) may be served either by (a) depositing the same in the United States mail, full postage prepaid, certified or registered with return receipt requested, (b) delivering the same by a nationally recognized air courier service requiring acknowledgment of delivery, full delivery cost paid, (c) delivering the same in person, or (d) sending a telecopy of the same (confirmed by appropriate answerback), confirmed with a copy thereof delivered either by mail or air courier service or in person as provided herein. Any such notice, request or other communication shall be effective only if and when it is received by the addressee; provided that notice received by telecopier other than during the recipient's normal business hours will be effective at the beginning of the recipient's next business day. For the purposes hereof, the addresses of the parties hereto are as follows: (1) the
Company: Ferrellgas Partners, One Liberty Plaza, Liberty, Missouri 64068,
Attention: Senior Vice President, Corporate Development; and (2) the Holder - the addresses indicated in the Unit Purchase Agreement. Any party hereto may change its address for the purposes hereof by giving written notice of such change of address to the Company if a Holder, and to all Holder, if the Company, in the manner provided herein.

         5.6 Entire Agreement. This Agreement constitutes the full understanding of the parties and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes all prior negotiations, understandings and agreements, whether written or oral, between the parties, their affiliates, and their respective principals, shareholders, directors, officers, employees, consultants and agents with respect thereto.

         5.7 Amendments and Waivers. Except as otherwise provided herein, no alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by the Company and the Holder.

         5.8 Modification and Severability. If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent to make such provision fully legal, valid or enforceable. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement, this Agreement and the rights and obligations of the parties hereto shall be construed as if this Agreement did not contain such severed provision, and this Agreement otherwise shall remain in full force and effect.


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         5.9      Enforceability. This Agreement shall be enforceable by and against the Company, the Holder and its spouse, guardians, heirs, legatees, executors, legal representatives, administrators, and permitted successors and assignees.

         5.10 Successors and Assigns. This Agreement shall be binding upon and (except as otherwise provided in Section 5.2) inure to the heirs, executors, administrators, successors, assigns, and in the case of the Holder, transferees of the parties hereto.

         5.11 Remedies. Each party hereto acknowledges that in the event of any breach of this Agreement by such party, the other parties hereto (1) would be irreparably and immediately harmed by such breach, (2) could not be made whole by monetary damages, and (3) shall be entitled to temporary and permanent injunctions (or their functional equivalents) to prevent any such breach and/or to compel specific performance with this Agreement, in addition to all other remedies to which such parties may be entitled at law or in equity. The remedies of each party hereto under this Agreement shall be cumulative of each other and of the remedies available at law or in equity. Any party's full or partial exercise of any such remedy shall not preclude any subsequent exercise by such party of the same or any other remedy.

         5.12 Plan of Merger. This Agreement shall terminate upon the termination of the Agreement and Plan of Merger dated as of the date hereof among FCI Trading Corp., Diesel Acquisition LLC, Ferrell Companies Inc. and Blue Rhino Corporation.

         5.13 Governing Law. This Agreement shall be governed by, construed under, and enforce in accordance with the laws of the State of Delaware without reference to the conflict-of-laws provisions thereof.

         5.14 Multiple Counterparts. This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.

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         This Agreement is executed and delivered by the parties hereto as of the 8th day of February, 2004.

                                  Ferrellgas Partners, L.P.

                                  By:  Ferrellgas, Inc..
                                       its general partner


                                  By:  /s/ Kenneth A. Heinz
                                       ----------------------------------------
                                       Kenneth A. Heinz
                                       Senior Vice President, Corporate
                                         Development


                                  /s/ Billy D. Prim
                                  ---------------------------------------------
                                  Billy D. Prim



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